                                                                    EXHIBIT 10.1


                  AMENDMENT NUMBER 7 TO NOTE PURCHASE AGREEMENT

         AMENDMENT NUMBER 7 TO NOTE PURCHASE AGREEMENT (this "Amendment"), dated as of April 6, 2004 among BELK, INC., a Delaware corporation, as debtor (in such capacity, the "Debtor"), THE BELK CENTER, INC., a North Carolina corporation, as servicer (the "Servicer" or "Belk Center"), YC SUSI TRUST, a Delaware statutory trust, as assignee of Enterprise Funding Corporation (the "Trust"), and BANK OF AMERICA, N.A., a national banking association ("Bank of America"), as agent for the Trust and the Bank Investors (in such capacity, the "Agent") and as a Bank Investor amending that certain Note Purchase Agreement, dated as of May 3, 1999, as amended prior to the date hereof (the "Note Purchase Agreement").

         WHEREAS, the Debtor has requested that the Note Purchase Agreement be amended to reflect an extension of the Commitment Termination Date;

         WHEREAS, Bank of America solely constitutes the Majority Investors (as defined in the Note Purchase Agreement); and

         WHEREAS, the parties hereto have agreed to make certain amendments to the Note Purchase Agreement.

         NOW, THEREFORE, the parties hereby agree as follows:

         SECTION 1. Defined Terms. As used in this Amendment, capitalized terms shall have the same meanings assigned thereto in the Note Purchase Agreement.

         SECTION 2. Amendment to Definitions. The definition of "Commitment Termination Date" is hereby amended to read as follows (solely for convenience, changed text is italicized):

         ""Commitment Termination Date" means April 5, 2005; or such later date to which the Commitment Termination Date may be extended by Debtor, the Agent and the Bank Investors not later than 30 days prior to the then current Commitment Termination Date."

         SECTION 3. Representations and Warranties. The Debtor hereby makes to the Trust on and as of the date hereof, the following representations and warranties:

                  (a) Authority. The Debtor has the requisite corporate power and authority to execute and deliver this Amendment and to perform its obligations hereunder and under the Note Purchase Agreement (as amended hereby). The execution, delivery and performance by the Debtor of this Amendment and the performance of the Note Purchase Agreement (as amended hereby) have been duly approved by all necessary corporate action and not other corporate proceedings are necessary to consummate such transactions;

                  (b) Enforceability. This Amendment has been duly executed and delivered by the Debtor. The Note Purchase Agreement (as amended hereby) is the legal, valid and binding obligation of the Debtor enforceable against the Debtor in accordance with its terms, and is in full force and effect; and

                  (c) Representations and Warranties. The representations and warranties of the Debtor contained in the Note Purchase Agreement (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are correct on and as of the date hereof as though made on and as of the date hereof.

         SECTION 4. Limited Scope. This amendment is specific to the circumstances described above and does not imply any future amendment or waiver of rights allocated to the Trust under the Note Purchase Agreement.

         SECTION 5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         SECTION 6. Severability; Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute on and the same instrument. Any provisions of this amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extend of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         SECTION 7. Ratification. Except as expressly affected by the provisions hereof, the Note Purchase Agreement as amended shall remain in full force and effect in accordance with its terms and is hereby ratified and confirmed by the parties hereto. On and after the date hereof, each reference in the Note Purchase Agreement to "this Agreement", "hereunder", "herein" or words of like import shall mean and be a reference to the Note Purchase Agreement as amended by the Amendment.


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         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment Number 7 as of the date first written above.

                                                 BELK, INC., as Debtor


                                                 By:    /s/  John M. Belk
                                                        ------------------------
                                                 Name:       John M. Belk
                                                        ------------------------
                                                 Title:      Chairman
                                                        ------------------------


                                                 THE BELK CENTER, INC.,
                                                 as Servicer


                                                 By:    /s/  John M. Belk
                                                        ------------------------
                                                 Name:       John M. Belk
                                                        ------------------------
                                                 Title:      Chairman
                                                        ------------------------



                                                 YC SUSI TRUST,
                                                 as Trust

                                                 By:    /s/  Elliot Lemon
                                                        ------------------------
                                                 Name:       Elliot Lemon
                                                        ------------------------
                                                 Title:      Vice President
                                                        ------------------------



                                                 BANK OF AMERICA, N.A.
Commitment                                       as Agent and as a Bank Investor
----------
$250,000,000
                                                 By:    /s/  Elliot Lemon
                                                        ------------------------
                                                 Name:       Elliot Lemon
                                                        ------------------------
                                                 Title:      Vice President
                                                        ------------------------